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Davis Real Estate Fund A series of Davis Series, Inc. CLASS / Ticker: A (RPFRX), B (DREBX), C (DRECX), Y (DREYX)

SUMMARY PROSPECTUS May 1, 2010

Before you invest, you may want to review Davis Real Estate Fund’s statutory prospectus and statement of additional information, which contain more information about the fund and its risks. You can find the fund’s statutory prospectus and other information about the fund online at www.davisfunds.com/prospectus.html. You can also get this information at no cost by calling 1-800-279-0279. The current statutory prospectus and statement of additional information dated May 1, 2010, and most recent shareholder report are incorporated by reference into this summary prospectus. Click here to view the fund’s statutory prospectus or statement of additional information.

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Investment Objective

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income.

Fees and Expenses of the Davis Real Estate Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of Davis Real Estate Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Davis Funds. More information about these and other discounts is available from your financial professional and in the “How to Choose a Share Class, Class A shares” section of the fund’s statutory prospectus on page 62 and in the “Selecting the Appropriate Class of Shares” section of the fund’s statement of additional information on page 51.

Shareholder Fees	Class A	Class B	Class C	Class Y
(fees paid directly from your investment)	shares	shares	shares	shares

Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	4.75%	None	None	None

Maximum deferred sales charge (load) imposed on redemptions (as a percentage of the lesser of the net asset value of the shares redeemed or the total cost of such shares. If you buy Class A shares valued at $1 million or more without a sales charge and sell the shares within one year of purchase)	0.50%	4.00%	1.00%	None

Redemption Fee (as a percentage of total redemption proceeds)	None	None	None	None

Annual Fund Operating Expenses	Class A	Class B	Class C	Class Y
(expenses that you pay each year as a percentage of the value of your investment)	shares	shares	shares	shares

Management Fees(1)	0.55%	0.55%	0.55%	0.55%

Distribution and/or service (12b-1) Fees	0.24%	1.00%	1.00%	0.00%

Other Expenses	0.47%	0.82%	0.54%	0.28%

Total Annual Operating Expenses	1.26%	2.37%	2.09%	0.83%

(1) Management fees have been revised because on July 1, 2009, management fees were reduced by eliminating all management fee breakpoints in excess of 0.55%.

Example

This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

This Example assumes that you invest $10,000 in the Davis Real Estate Fund for the time periods indicated and then redeem all of your shares at the end of those periods. This Example also assumes that your investment has a 5% return each year and the fund’s operating expenses remain the same. Class B shares’ expenses for the 10 year period include three years of Class A shares’ expenses since Class B shares automatically convert to Class A shares after seven years. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

If you sell your shares in:	1 Year	3 Years	5 Years	10 Years

Class A shares	$597	$856	$1,134	$1,925

Class B shares	$640	$1,039	$1,465	$2,299

Class C shares	$312	$655	$1,124	$2,421

Class Y shares	$85	$265	$460	$1,025

You would pay the following expenses if you did not redeem your shares:	1 Year	3 Years	5 Years	10 Years

Class A shares	$597	$856	$1,134	$1,925

Class B shares	$240	$739	$1,265	$2,299

Class C shares	$212	$655	$1,124	$2,421

Class Y shares	$85	$265	$460	$1,025

Portfolio Turnover

The Davis Real Estate Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 64% of the average value of its portfolio.

Summary Prospectus • May 1, 2010 • Davis Real Estate Fund • 1 of 4

Principal Investment Strategies

Davis Selected Advisers, L.P., (“Davis Advisors” or the “Adviser”) the fund’s investment adviser, uses the Davis Investment Discipline to invest at least 80% of the fund’s net assets, plus any borrowing for investment purposes, in common stock issued by companies principally engaged in the real estate sector. The fund invests across the spectrum of market capitalizations. While the fund invests primarily in U.S. companies, it may also invest in foreign companies.

A company is principally engaged in the real estate industry if it owns real estate or real estate-related assets that constitute at least 50% of the value of all of its assets or if it derives at least 50% of its revenues or net profits from owning, financing, developing, managing or selling real estate, or from offering products or services that are related to real estate. Issuers of real estate securities include real estate investment trusts (REITs), brokers, developers, lenders, and companies with substantial real estate holdings such as paper, lumber, hotel, and entertainment companies. Most of Davis Real Estate Fund’s real estate securities are, and will likely continue to be, interests in REITs. REITs pool investors’ funds to make real estate-related investments, such as buying interests in income-producing property or making loans to real estate developers.

Davis Investment Discipline. Davis Advisors manages equity funds using the Davis Investment Discipline. Davis Advisors conducts extensive research to try to identify businesses that possess characteristics that Davis Advisors believes foster the creation of long-term value, such as proven management, a durable franchise and business model, and sustainable competitive advantages. Davis Advisors aims to invest in such businesses when they are trading at discounts to their intrinsic worth. Davis Advisors emphasizes individual stock selection and believes that the ability to evaluate management is critical. Davis Advisors routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain. After determining which companies Davis Advisors believes the fund should own, Davis Advisors then turns its analysis to determining the intrinsic value of those companies’ equity securities. Davis Advisors seeks equity securities which can be purchased at attractive valuations relative to their intrinsic value. Davis Advisors’ goal is to invest in companies for the long term. Davis Advisors considers selling a company’s equity securities if the securities’ market price exceeds Davis Advisors’ estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the company’s equity securities is no longer attractive.

Principal Risks of Investing in the Davis Real Estate Fund

Investors in Davis Real Estate Fund should have a long-term perspective and be able to tolerate potentially sharp declines in value. The principal risks of investing in the fund are:

Market risk: The market value of shares of common stock can change rapidly and unpredictably and have the potential for loss.

Company risk: Common stock represents ownership positions in companies. Over time, the market value of a common stock should reflect the success or failure of the company issuing the stock.

Concentrated Portfolio risk: The fund invests principally in a single market sector, and any fund that has a concentrated portfolio is particularly vulnerable to the risks of its target sector.

Real Estate Portfolio risk: Real estate securities are susceptible to the many risks associated with the direct ownership of real estate, including declines in property values, increases in property taxes, operating expenses, interest rates or competition, overbuilding, changes in zoning laws, or losses from casualty or condemnation.

Focused Portfolio risk: Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more significant effect, either negative or positive, on the value of the fund’s total portfolio.

Under $10 Billion Market Capitalization risk: Small- and mid-size companies typically have more limited product lines, markets and financial resources than larger companies, and their securities may trade less frequently and in more limited volume than those of larger, more mature companies.

Foreign Country risk: Foreign companies may be subject to greater risk as foreign economies may not be as strong or diversified, foreign political systems may not be as stable, and foreign financial reporting standards may not be as rigorous as they are in the United States.

Headline risk: The fund may make such investments when a company becomes the center of controversy after receiving adverse media attention. While Davis Advisors researches companies subject to such contingencies, they cannot be correct every time, and the company’s stock may never recover.

Variable current income: The income which the fund pays to investors is not stable.

Fees and Expenses risk: All mutual funds incur operating fees and expenses. Fees and expenses reduce the return which a shareholder may earn by investing in a fund. A low return environment, or a bear market, increases the risk that a shareholder may lose money.

Your investment in the fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency, entity or person.

Performance Results

The bar chart below provides some indication of the risks of investing in the Davis Real Estate Fund by showing how the fund’s investment results have varied from year to year. The following table shows how the fund’s average annual total returns for various periods compare to those of the S&P 500® Index and of the Wilshire U.S. Real Estate Securities Index. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated information on the fund’s results can be obtained by visiting www.davisfunds.com or by calling 1-800-279-0279.

After-tax returns are shown only for Class A shares; after-tax returns for other share classes will vary. After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and after-tax returns shown are not relevant to investors who hold their fund shares through a tax-deferred arrangement, such as a 401(k) plan or individual retirement accounts.

Summary Prospectus • May 1, 2010 • Davis Real Estate Fund • 2 of 4

Calendar year total returns for Class A shares

(Results do not include a sales charge; if a sales charge were included, results would be lower)

Davis Real Estate Fund
Annual Total Returns for Class A Shares
for the years ended December 31

2000	25.76
2001	5.66
2002	5.89
2003	37.52
2004	33.22
2005	12.76
2006	34.58
2007	-14.87
2008	-46.89
2009	31.72

Highest/Lowest quarterly results during this time period were:
Highest  32.10% for the quarter ended June 30, 2009
Lowest  (42.31)% for the quarter ended December 31, 2008

Davis Real Estate Fund Average Annual Total Returns for the periods ended December 31, 2009
(with maximum sales charge)

	Past 1 Year	Past 5 Years		Past 10 Years

Class A shares return before taxes	25.48%	(2	.95)%	8.30%

Class A shares return after taxes on distributions	24.78%	(4	.82)%	6.57%

Class A shares return after taxes on distributions and sale of fund shares	16.46%	(2	.29)%	6.98%

Class B shares return before taxes	26.38%	(3	.07)%	8.23%

Class C shares return before taxes	29.70%	(2	.76)%	8.00%

Class Y shares return before taxes	32.37%	(1	.65)%	9.23%

S&P 500® Index reflects no deduction for fees, expenses or taxes	26.46%	0.42%		(0	.95)%

Wilshire U.S. Real Estate Securities Index reflects no deduction for fees, expenses or taxes	29.20%	(0	.23)%	10.47%

Davis Real Estate Fund 30-Day SEC Yield, Class A Shares as of December 31, 2009

30-Day SEC Yield	1.36%

You can obtain Davis Real Estate Fund’s most recent 30-day SEC Yield by calling Investor Services toll-free at 1-800-279-0279, Monday through Friday, from 9 a.m. to 6 p.m. Eastern time.

Investment Adviser

Davis Selected Advisers, L.P. serves as Davis Real Estate Fund’s investment adviser.

Sub-Adviser

Davis Selected Advisers-NY, Inc., a wholly owned subsidiary of the Adviser, serves as the fund’s sub-adviser.

Portfolio Managers

Portfolio Managers	Primary Title with Investment
Experience with this Fund	Adviser or Sub-Adviser

Andrew Davis Since January 1994	President, Davis Selected Advisers, L.P.

Chandler Spears Since August 2002	Vice President, Davis Selected Advisers-NY, Inc.

Purchase and Sale of Fund Shares

	Class A, B and C shares	Class Y shares

Minimum Initial Investment	$1,000	$5,000,000	(1)

Minimum Additional Investment	$25	$25

(1) Class Y shares may only be purchased by certain institutions. The minimum investment may vary depending on the type of institution.

You may sell (redeem) shares each day the New York Stock Exchange is open. Your transaction may be placed through your dealer or financial adviser, by writing to Davis Funds c/o State Street Bank and Trust Company, P.O. Box 8406, Boston, MA 02266-8406, telephoning 1-800-279-0279 or accessing Davis Funds’ website (www.davisfunds.com).

Tax Information

Distributions may be taxed as ordinary income or capital gains by federal, state and local authorities.

Summary Prospectus • May 1, 2010 • Davis Real Estate Fund • 3 of 4

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase Davis Real Estate Fund through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Click here to view the fund’s statutory prospectus or statement of additional information.

Investment Company Act File No. 811-2679

Summary Prospectus • March 1, 2010 • Davis Real Estate Fund •

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Davis Advisors 2949 East Elvira Road, Suite 101 Tucson, AZ 85756 800-279-0279 davisfunds.com